REINSURANCE COVER NOTE

                                                           Agreement No:  960006


                MEMORANDUM OF REINSURANCE EFFECTED ON BEHALF OF:

REINSURED:           HOME STATE INSURANCE GROUP
---------

                     HOME STATE INSURANCE COMPANY
                     Red Bank, New Jersey
                     QUAKER CITY INSURANCE COMPANY
                     Trevose, Pennsylvania
                     NEW YORK MERCHANT BAKERS INSURANCE COMPANY
                     Binghamton, New York
                     HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK Binghamton, New York
                     PINNACLE INSURANCE COMPANY
                     Carrollton, Georgia
                     WESTBROOK INSURANCE COMPANY
                     Wallingford, Connecticut
                     (hereinafter referred to as the "Company")

TYPE:                PRIVATE PASSENGER AND COMMERCIAL AUTOMOBILE PHYSICAL DAMAGE
----                 QUOTA SHARE REINSURANCE AGREEMENT

PERIOD:              Continuous from December 31, 1996 at 12:01 a.m., Eastern
------               Standard Time, subject to cancellation at any December 31
                     anniversary thereafter by either party giving ninety (90) days' prior written notice.

                     In the event of cancellation, at the Company's option:

                     1. Reinsurers shall remain liable for their share of all policies in force hereunder at the effective date of cancellation until the natural expiration or prior termination date of said policies.
                     2. The Company shall reassume the unexpired liability for all in-force business as of the date of cancellation and the Reinsurers shall return their share of the unearned premium less ceding commission.

CLASS:               All in-force, new and renewal business classified by the
-----                Company as Private Passenger Automobile Physical Damage and
                     Commercial Automobile Physical Damage (including
                     Collision), except Private Passenger business written in Connecticut, Florida and Georgia.

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1/8/97                                  1

                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  960006


EXCLUSIONS:          This Agreement shall not apply to:
----------

                     1. Assumed reinsurance other than business assumed via intra-company reinsurance, United Pacific Insurance Company and Reliance Insurance Company, and Delaware private passenger business written as a 100% Quota Share of companies with whom Quaker City Insurance Company has entered into rollover agreements.
                     2. Loss or liability excluded by the provision of the "Nuclear Incident Exclusion Clauses - Physical Damage
                          - Reinsurance - USA and Canada."
                     3.   Financial Guarantee and Insolvency.
                     4.   Insolvency Funds.
                     5.   War Risks.
                     6. Loss or liability excluded by the provisions of the "Pools, Associations, Syndicates Exclusion Clause." It is understood and agreed that this exclusion shall not apply to individual risks assigned to the Company under an Assigned Risk Plan or similar plan.
                     7. Bodily Injury and Property Damage Liability, including Personal Injury Liability and Medical Payments.
                     8.   Personal Accident and Health.


TERRITORIAL
SCOPE:               As per the Company's original policies.
-----
QUOTA SHARE
PARTICIPATION:       40% of the Company's net liability, not to exceed 40% of
-------------        $85,000,  any one vehicle for Private Passenger  Automobile
                     Physical Damage business and not to exceed 40% of $125,000, any one vehicle, for Commercial Automobile Physical Damage business.

PREMIUM:             40% of original written premium. 1997 estimated ceded
-------              written premium is $19,352,600.

CEDING
COMMISSION:          Provisional commission of 34.000% of ceded premiums,
----------           subject to adjustment on earned-to-incurred basis, as
                     follows:

                     Minimum Ceding Commission of 27.500% at a Loss Ratio of 64.500% or higher; Increasing 1.000% for each 1.000% reduction in Loss Ratio; SEC:vs 1/8/97 2


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1/8/97                                   2

                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  960006


CEDING
COMMISSION
(Continued):         Provisional Ceding Commission of 34.000% at a Loss Ratio of
-----------          58.000%; Increasing 1.000% for each 1.000% reduction in
                     Loss Ratio; Ceding Commission of 45.000% at a Loss Ratio of
                     47.000%; Increasing 0.750% for each 1.000% reduction in Loss Ratio; Maximum Ceding Commission of 60.000% at a
                     27.000% Loss Ratio. Loss Corridor: The Company will retain net 5.0 loss ratio points attaching at a ceded loss ratio of 68.5% and ending at 73.5%.

                     Annual adjustments at the end of each Agreement period based on losses incurred during each calendar year.

                     Deficit/Credit carry forward not to exceed three (3) years.

                     Calculation of this commission adjustment shall apply collectively for all Companies reinsured under this Agreement, and not individually.

REPORTS AND
ACCOUNTS:            Within sixty (60) days after the close of each  month, the
--------             Company shall render to the Reinsurers the following:

                     a.  Reinsurance premium written for the month;
                     b. Less commission allowed on the reinsurance premium for the month;
                     c. Less Reinsurers' share of paid loss and paid loss adjustment expenses during the month;
                     d. Plus Reinsurers' share of all salvage recovered during the month;
                     e.  Net balance due.

                     The Company shall advise the unearned premium and outstanding losses by line of business and remit the Reinsurers' net balance within sixty (60) days after the end of each month.

GENERAL
CONDITIONS:          The Company shall have permission to purchase excess of
----------           loss protection, recoveries under which shall inure to the benefit of this Agreement.

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

                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  960006

CLAUSES:             Net Liability.
-------              Parties to the Agreement.
                     Reinsurers Liability.
                     Losses and Loss Settlements.
                     Extra Contractual Obligations on a 100% basis within the
                       Agreement limit.
                     Loss in Excess of Policy Limits on a 100% basis within the
                       Agreement limit.
                     Funding of Reserves.
                     Currency.
                     Taxes.
                     Access to Records.
                     Errors and Omissions, not to apply to Exclusions.
                     Original Conditions.
                     Insolvency.
                     Arbitration.
                     Federal Excise Tax.
                     Service of Suit - NMA 1998 - Mendes & Mount (where
                       applicable).
                     Offset.
                     Severability.
                     Minet Re North America, Inc. Intermediary.

WORDING:             As per expiring Reinsurance Agreements as far as applicable
-------              and as noted herein, which complies with the requirements
                     of the State of New York Insurance Department.

REINSURERS:
----------


                             NAIC
           FEIN No.          No.        Through Minet Re North America                   Share
           --------          ----       ------------------------------                   -----

           23-0580680        24457      Reliance Insurance Company
                                          through Reliance Reinsurance Corp.              45%
                                          Philadelphia, Pennsylvania
           16-0366830        22314      Underwriters Reinsurance Company                  45%
                                          Concord, New Hampshire
           63-0598629        11762      Vesta Fire Insurance Corporation                  10%
                                        Birmingham, Alabama                               --

                                            TOTAL PLACEMENT:    100%
                                                                ====

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1/8/97                                 4

                                                          REINSURANCE COVER NOTE

                                                           Agreement No:  960006


We will periodically provide a list of those companies with which Minet Re North America, Inc. is affiliated, which may be parties to this placement. This list is available on request.

FOR AND ON BEHALF OF:

MINET RE NORTH AMERICA, INC.


___________________________                          DATE:  _______________
Senior Vice President


AGREED TO:

HOME STATE INSURANCE GROUP

HOME STATE INSURANCE COMPANY
QUAKER CITY INSURANCE COMPANY
NEW YORK MERCHANT BAKERS INSURANCE COMPANY
HOME MUTUAL INSURANCE COMPANY OF BINGHAMTON, NEW YORK
PINNACLE INSURANCE COMPANY
WESTBROOK INSURANCE COMPANY



___________________________                          DATE:  _______________
Authorized Signature

Please examine this document carefully and advise us immediately if any of the details on the security used are not in accordance with your order or requirements.

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1/8/97                                 5